Exhibit 99.1
SXC Health Solutions Corp.

SXC Health Solutions to Acquire HealthTrans

Lisle, Illinois, November 17, 2011 - SXC Health Solutions Corp. (“SXC” or the “Company”) (NASDAQ: SXCI, TSX: SXC), a leading provider of pharmacy benefit management (PBM) services and healthcare information technology (HCIT) solutions to the healthcare benefits management industry, announces that it has entered into a definitive agreement to acquire HealthTrans LLC (“HealthTrans”), a middle-market PBM service company based in Colorado, for a purchase price of $250 million in cash, subject to certain customary post-closing adjustments.

HealthTrans provides PBM and HCIT services to approximately 260 clients. Its PBM business includes a full suite of PBM offerings including a nationwide retail network, formulary and rebate management, Part D services and mail order. HealthTrans is an existing HCIT customer of SXC and utilizes an SXC platform for its claims adjudication. HealthTrans also provides claims adjudication services to a number of other PBMs using the same SXC platform, so this acquisition will provide additional HCIT clients to SXC. Headquartered in the Denver area, HealthTrans employs more than 250 employees with additional offices in Florida, Georgia and Illinois.

“The acquisition of HealthTrans is a great fit with our strategy to acquire mid-market PBM customers that already utilize our HCIT services,” said Mark Thierer, Chairman and CEO of SXC. “HealthTrans is one of the largest, privately held PBMs in the country. It has a diverse customer base and a track record of strong cash flow. The acquisition not only adds to our scale, but also provides us the opportunity to bring our full suite of PBM services to their clients. HealthTrans' existing HCIT customers expand our pool of potential HCIT-to-PBM conversions.”

“SXC brings new products and services to cross-sell to our customer base along with the financial resources to help further strengthen our competitive position. The transaction also provides our staff with an opportunity to join a dynamic company with a proven track record for growth. We look forward to becoming part of the SXC family,” said Jack McClurg, CEO of HealthTrans.

HealthTrans generated approximately $270 million in annual revenue from its PBM and HCIT segments and approximately $20 million in annual adjusted EBITDA prior to the acquisition. SXC expects annual synergies of $10-15 million to be achieved in the integration timeframe of 12 to 18 months, following completion of the transaction. SXC expects transaction costs and integration expenses of approximately $5 million to be incurred over the same 12 to 18 month integration timeframe. Synergies are expected to be generated from consolidation of infrastructure, operating savings from increased scale of the combined company, and tax benefits from the transaction structure.

SXC expects deal amortization of $23-25 million in the first year post-closing. The acquisition is expected to close in the first quarter of 2012 and is subject to various closing conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act.

The purchase price of $250 million is expected to be funded from SXC's existing cash balance. SXC may also finance a portion of the purchase price through a committed $50 million unsecured line of credit from J.P. Morgan Chase Bank, N.A. The Company may pursue an increase of its line of credit based on its review of market conditions and other considerations.

About SXC Health Solutions Corp.
SXC Health Solutions Corp. is a leading provider of pharmacy benefits management (PBM) services and Health Care Information Technology (HCIT) solutions to the healthcare benefits management industry. The Company's product offerings and solutions combine a wide range of PBM services and software applications, application service provider (ASP) processing services and professional services, designed for many of the largest organizations in the pharmaceutical supply chain, such as health plans, employers, federal, provincial, and, state and local governments, pharmacy benefit managers, retail pharmacy chains and other healthcare intermediaries. SXC is headquartered in Lisle, Illinois with multiple locations in the US and Canada. For more information please visit www.sxc.com.

About HealthTrans
HealthTrans is a privately held healthcare management solutions company, formed in 2000 with a diverse customer base that includes managed care organizations (MCOs), pharmacy benefit managers (PBMs), workers' compensation plans, specialty programs, third-party administrators (TPAs), resellers and government-sponsored plans. HealthTrans' full-spectrum of healthcare management products and services include claims processing solutions, full PBM services, medical claims processing, clinical programs, benefits administration services, mail order options and discount healthcare programs. For more information, please visit www.healthtrans.com.

Exhibit 99.1
SXC Health Solutions Corp.

Non-GAAP Financial Measures
SXC reports its financial results in accordance with generally accepted accounting principles in the United States (“GAAP”). SXC's management also evaluates and makes operating decisions using various other measures. One such measure is adjusted EBITDA, which is a non-GAAP financial measure. SXC's management believes that this measure provides useful supplemental information regarding the performance of SXC's business operations.

Adjusted EBITDA represents net income before net interest income (expense), income taxes, depreciation, amortization and stock-based compensation expense. Management believes it is useful to exclude depreciation, amortization and net interest income (expense), as these are essentially fixed amounts that cannot be influenced by management in the short term. In addition, management believes it is useful to exclude stock-based compensation, as this is a non-cash expense. Adjusted EBITDA of HealthTrans is calculated on the same basis as Adjusted EBITDA of SXC. With respect to HealthTrans, there was no stock-based compensation expense in the trailing twelve-month period. Note, however, that Adjusted EBITDA is a performance measure only, and does not provide any measure of the Company's cash flow or liquidity. Non-GAAP financial measures should not be considered as a substitute for measures of financial performance in accordance with GAAP.

Adjusted EBITDA does not have standardized meanings prescribed by GAAP. The Company's and HealthTrans' method of calculating Adjusted EBITDA may differ from the methods used by other companies and, accordingly, may not be comparable to similarly titled measures used by other companies.

Forward-Looking Statements
Certain statements included herein, including those that express management's expectations or estimates of our future performance, constitute "forward-looking statements" within the meaning of applicable securities laws. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management at this time, are inherently subject to significant business, economic and competitive uncertainties and contingencies. We caution that such forward-looking statements involve known and unknown risks, uncertainties and other risks that may cause our actual financial results, performance, or achievements to be materially different from our estimated future results, performance or achievements expressed or implied by those forward-looking statements. Numerous factors could cause actual results to differ materially from those in the forward-looking statements, including without limitation, our ability to complete the acquisition of HealthTrans; our dependence on, and ability to retain, key customers; our ability to achieve increased market acceptance for our product offerings and penetrate new markets; consolidation in the healthcare industry; the existence of undetected errors or similar problems in our software products; our ability to identify and complete acquisitions, manage our growth, integrate acquisitions and achieve expected synergies from acquisitions (in the anticipated timeframe or at all); our ability to compete successfully; potential liability for the use of incorrect or incomplete data; the length of the sales cycle for our healthcare software solutions; interruption of our operations due to outside sources; maintaining our intellectual property rights and litigation involving intellectual property rights; our ability to obtain, use or successfully integrate third-party licensed technology; compliance with existing laws, regulations and industry initiatives and future change in laws or regulations in the healthcare industry; breach of our security by third parties; our dependence on the expertise of our key personnel; our access to sufficient capital to fund our future requirements; and potential write-offs of goodwill or other intangible assets. This list is not exhaustive of the factors that may affect any of our forward-looking statements. Other factors that should be considered are discussed from time to time in SXC's filings with the U.S. Securities and Exchange Commission, including the risks and uncertainties discussed under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in our 2010 Annual Report on Form 10-K and subsequent Form 10-Qs, which are available at www.sec.gov. Investors are cautioned not to put undue reliance on forward- looking statements. All subsequent written and oral forward-looking statements attributable to SXC or persons acting on our behalf are expressly qualified in their entirety by this notice. We disclaim any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.

For more information, please contact:

Tony Perkins
Investor Relations
SXC Health Solutions Corp.
(630) 577-4871
tony.perkins@sxc.com